                                                                   Exhibit 10.16

                                     WARRANT

THE SECURITIES  REPRESENTED BY THIS WARRANT HAVE NOT BEEN  REGISTERED  UNDER THE
SECURITIES ACT OF 1933, AS AMENDED,  OR APPLICABLE  STATE  SECURITIES  LAWS. THE
SECURITIES  HAVE BEEN ACQUIRED FOR  INVESTMENT  AND MAY NOT BE OFFERED FOR SALE,
SOLD,  TRANSFERRED  OR  ASSIGNED  IN THE  ABSENCE OF AN  EFFECTIVE  REGISTRATION
STATEMENT FOR THE SECURITIES  UNDER THE  SECURITIES ACT OF 1933, AS AMENDED,  OR
APPLICABLE  STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL IN A FORM REASONABLY
SATISFACTORY  TO THE ISSUER THAT  REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR
APPLICABLE  STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID
ACT.  NOTWITHSTANDING  THE FOREGOING,  THIS WARRANT MAY BE PLEDGED IN CONNECTION
WITH A BONA FIDE MARGIN ACCOUNT.

                              ENCLAVES GROUP, INC.

            WARRANT TO PURCHASE SERIES A CONVERTIBLE PREFERRED STOCK

Warrant No.: CCP-001                                   Number of Shares: 184,000

Date of Issuance: November 9, 2005

Enclaves Group, Inc., a Delaware  corporation (the "COMPANY"),  hereby certifies that,  for Ten  United  States  Dollars  ($10.00)  and other  good and  valuable consideration,  the receipt and  sufficiency  of which are hereby  acknowledged,
CORNELL CAPITAL  PARTNERS,  LP ("CORNELL"),  the registered holder hereof or its permitted  assigns,  is  entitled,  subject  to the terms set  forth  below,  to purchase from the Company upon  surrender of this Warrant,  at any time or times on or after  the date  hereof,  but not after  11:59  P.M.  Eastern  Time on the
Expiration Date (as defined  herein) One Hundred Eighty Four Thousand  (184,000)
fully paid and  nonassessable  shares of Preferred  Stock (as defined herein) of the Company (the  "PREFERRED  STOCK WARRANT  SHARES") at the exercise  price per share  provided in Section  1(b) below or as  subsequently  adjusted;  provided, however,  that in no event shall the holder be entitled to exercise this Warrant for a number of  Preferred  Stock  Warrant  Shares  in excess of that  number of
Warrant Shares which, upon giving effect to such exercise, which upon conversion of such Preferred Stock Warrant Shares into shares of the Company's common stock
(the "COMMON  STOCK")  would cause the  aggregate  number of shares of Preferred
Stock or Common Stock  beneficially  owned by the holder and its  affiliates  to exceed  4.99% of the  outstanding  shares of the  Common  Stock  following  such exercise,  except within sixty (60) days of the Expiration Date. For purposes of the  foregoing  proviso,  the  aggregate  number of shares  of  Preferred  Stock beneficially  owned by the holder and its affiliates shall include the number of shares of Preferred Stock issuable upon exercise of this Warrant with respect to which the  determination of such proviso is being made, but shall exclude shares of Preferred  Stock which would be issuable upon (i) exercise of the  remaining, unexercised  Warrants  beneficially  owned by the holder and its  affiliates and
(ii) exercise or conversion of the  unexercised  or  unconverted  portion of any other  securities  of the  Company  beneficially  owned  by the  holder  and its affiliates  (including,  without limitation,  any convertible notes or preferred stock)  subject to a  limitation  on  conversion  or exercise  analogous  to the limitation contained herein. Except as set forth in the preceding sentence,  for purposes  of  this  paragraph,  beneficial  ownership  shall  be  calculated  in accordance  with  Section  13(d) of the  Securities  Exchange  Act of  1934,  as
amended.  For purposes of this Warrant, in determining the number of outstanding shares of Preferred Stock a holder may rely on the number of outstanding  shares of Preferred  Stock as reflected in (1) the Company's most recent Form 10-QSB or
Form 10-KSB,  as the case may be, (2) a more recent public  announcement  by the
Company or (3) any other  notice by the Company or its  transfer  agent  setting forth the number of shares of  Preferred  Stock  outstanding.  Upon the  written request of any holder,  the Company shall  promptly,  but in no event later than one (1) Business Day following the receipt of such notice, confirm in writing to any such holder the number of shares of Preferred Stock then outstanding. In any case,  the number of outstanding  shares of Preferred  Stock shall be determined after  giving  effect to the  exercise  of Warrants  (as defined  below) by such holder and its affiliates  since the date as of which such number of outstanding shares of Preferred Stock was reported.

        Section 1.

               (a)   This Warrant is the Preferred  Stock purchase  warrant (the
"WARRANT")  issued pursuant to the Standby Equity  Distribution  Agreement dated the date hereof by and between the Company and Cornell.

               (b)   DEFINITIONS.  The following words and terms as used in this
Warrant shall have the following meanings:

                     (i)    "APPROVED  STOCK  PLAN" means any  employee  benefit
plan which has been approved by the Board of Directors of the Company,  pursuant to which  the  Company's  securities  may be issued  to any  founder,  employee, officer or director for services provided to the Company.

                     (ii)   "BUSINESS  DAY" means any day other  than  Saturday,
Sunday  or  other  day on  which  commercial  banks  in the City of New York are authorized or required by law to remain closed.

                     (iii)  "CLOSING  BID PRICE"  means the closing bid price of
Common  Stock as  quoted on the  Principal  Market  (as  reported  by  Bloomberg
Financial Markets ("BLOOMBERG") through its "Volume at Price" function).

                     (iv)   "PREFERRED  STOCK" means (i) the Company's  Series A
Preferred  Stock,  par value $0.001 per share,  and (ii) any capital  stock into which  such  Preferred  Stock  shall  have been  changed  or any  capital  stock resulting from a reclassification of such Preferred Stock.

                     (v)    INTENTIONALLY OMITTED.

                     (vi)   "EXPIRATION  DATE"  means  the date  three (3) years
from the  Issuance  Date of this  Warrant  or, if such date falls on a Saturday,
Sunday or other day on which banks are  required or  authorized  to be closed in the City of New York or the State of New York or on which  trading does not take

                                      A-2

place on the  Principal  Exchange  or  automated  quotation  system on which the
Common Stock is traded (a "HOLIDAY"), the next date that is not a Holiday.

                     (vii)  "ISSUANCE DATE" means the date hereof.

                     (viii) "OPTIONS"  means any rights,  warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

                     (ix)   "OTHER  SECURITIES"  means  (i)  those  options  and
warrants of the Company issued prior to, and  outstanding  on, the Issuance Date of this  Warrant,  (ii) the shares of Common Stock  issuable on exercise of such options and  warrants,  provided such options and warrants are not amended after the  Issuance  Date of this  Warrant  and (iii) the  shares of  Preferred  Stock issuable upon exercise of this Warrant.

                     (x)    "PERSON"  means an individual,  a limited  liability
company,  a  partnership,   a  joint  venture,   a  corporation,   a  trust,  an
unincorporated  organization  and a  government  or  any  department  or  agency thereof.

                     (xi)   "PRINCIPAL   MARKET"   means  the  New  York   Stock
Exchange,  the American Stock Exchange,  the Nasdaq National Market,  the Nasdaq
SmallCap  Market,  whichever is at the time the  principal  trading  exchange or market  for such  security,  or the  over-the-counter  market on the  electronic bulletin  board for such security as reported by Bloomberg or, if no bid or sale information is reported for such security by Bloomberg,  then the average of the bid prices of each of the market  makers for such  security  as  reported in the
"pink sheets" by the National Quotation Bureau, Inc.

                     (xii)  "SECURITIES  ACT" means the  Securities Act of 1933, as amended.

                     (xiii) "WARRANT" means this Warrant and all Warrants issued in exchange, transfer or replacement thereof.

                     (xiv)  "WARRANT  EXERCISE  PRICE" shall be $0.001 per share or as subsequently adjusted as provided in Section 8 hereof.

                     (xv)   "PREFERRED STOCK WARRANT SHARES" means the shares of
Series A Preferred Stock issuable at any time upon exercise of this Warrant.

               (c)   OTHER DEFINITIONAL PROVISIONS.

                     (i)    Except as otherwise specified herein, all references
herein (A) to the Company  shall be deemed to include the  Company's  successors and (B) to any  applicable  law defined or  referred  to herein  shall be deemed references to such applicable law as the same may have been or may be amended or supplemented from time to time.

                     (ii)   When  used  in this  Warrant,  the  words  "HEREIN",
"HEREOF",  and  "HEREUNDER"  and words of similar  import,  shall  refer to this
Warrant  as a whole  and not to any  provision  of this  Warrant,  and the words
"SECTION",  "SCHEDULE",  and "EXHIBIT" shall refer to Sections of, and Schedules and Exhibits to, this Warrant unless otherwise specified.

                                      A-3

                     (iii)  Whenever the context so requires,  the neuter gender includes the masculine or feminine, and the singular number includes the plural, and vice versa.

        Section 2.   EXERCISE  OF WARRANT.  Subject to the terms and  conditions hereof,  this Warrant may be exercised by the holder  hereof then  registered on the books of the Company, pro rata as hereinafter  provided,  at any time on any
Business  Day on or  after  the  opening  of  business  on  such  Business  Day, commencing  with the first day after the date  hereof,  and prior to 11:59  P.M.
Eastern Time on the Expiration Date, by (i) delivery of a written notice, in the form of the  subscription  notice  attached as EXHIBIT A hereto  (the  "EXERCISE
NOTICE"), of such holder's election to exercise this Warrant, which notice shall specify the number of  Preferred  Stock  Warrant  Shares to be  purchased,  (ii)
payment  to the  Company of an amount  equal to the  Warrant  Exercise  Price(s)
applicable to the Preferred Stock Warrant Shares being purchased,  multiplied by the number of Preferred Stock Warrant Shares (at the applicable Warrant Exercise
Price) as to which this Warrant is being exercised (plus any applicable issue or transfer  taxes) (the  "AGGREGATE  EXERCISE  PRICE") in cash or wire transfer of immediately  available  funds and (iii) the  surrender  of this  Warrant  (or an indemnification  undertaking  with  respect  to this  Warrant in the case of its loss,  theft or destruction)  to a common carrier for overnight  delivery to the
Company as soon as practicable following such date. In the event of any exercise of the rights  represented by this Warrant in compliance with this Section 2(a), the Company shall on the fifth (5th)  Business Day following the date of receipt of the Exercise  Notice,  the Aggregate  Exercise  Price and this Warrant (or an indemnification  undertaking  with  respect  to this  Warrant in the case of its loss, theft or destruction) and the receipt of the representations of the holder specified  in Section 6 hereof,  if  requested  by the  Company  (the  "EXERCISE
DELIVERY  DOCUMENTS").  Upon  delivery  of the  Exercise  Notice  and  Aggregate
Exercise Price referred to in clause (ii) above the holder of this Warrant shall be deemed for all corporate  purposes to have become the holder of record of the
Preferred  Stock  Warrant  Shares  with  respect to which this  Warrant has been exercised.  In the case of a  dispute  as to the  determination  of the  Warrant
Exercise  Price,  the Closing  Bid Price or the  arithmetic  calculation  of the
Preferred Stock Warrant  Shares,  the Company shall promptly issue to the holder the number of  Preferred  Stock  Warrant  Shares that is not  disputed and shall submit the disputed  determinations or arithmetic calculations to the holder via facsimile  within  one (1)  Business  Day of receipt  of the  holder's  Exercise
Notice. If the holder and the Company are unable to agree upon the determination of the Warrant  Exercise Price or arithmetic  calculation of the Preferred Stock
Warrant Shares within one (1) day of such disputed  determination  or arithmetic calculation  being submitted to the holder,  then the Company shall  immediately submit via  facsimile  (i) the disputed  determination  of the Warrant  Exercise
Price or the Closing Bid Price to an independent,  reputable  investment banking firm or (ii) the disputed arithmetic  calculation of the Preferred Stock Warrant
Shares to its  independent,  outside  accountant.  The  Company  shall cause the investment  banking firm or the  accountant,  as the case may be, to perform the determinations  or  calculations  and notify the  Company  and the holder of the results no later than  forty-eight  (48)  hours  from the time it  receives  the disputed  determinations  or  calculations.  Such  investment  banking firm's or accountant's  determination or calculation,  as the case may be, shall be deemed conclusive absent manifest error.

               (a)   Unless the rights  represented  by this Warrant  shall have expired  or shall have been  fully  exercised,  the  Company  shall,  as soon as practicable and in no event later than five (5) Business Days after any exercise and at its own  expense,  issue a new Warrant  identical in all respects to this
Warrant  exercised  except it shall  represent  rights to purchase the number of

                                      A-4

Preferred Stock Warrant Shares  purchasable  immediately  prior to such exercise under this Warrant exercised,  less the number of Preferred Stock Warrant Shares with respect to which such Warrant is exercised.

               (b)   No  fractional  Preferred  Stock  Warrant  Shares are to be issued  upon any pro rata  exercise  of this  Warrant,  but rather the number of
Preferred  Stock Warrant  Shares issued upon such exercise of this Warrant shall be rounded up or down to the nearest whole number.

               (c)   If within ten (10) days after the Company's  receipt of the
Exercise Delivery  Documents,  the Company fails to deliver a new Warrant to the holder for the number of Preferred  Stock Warrant Shares to which such holder is entitled pursuant to Section 2 hereof,  then, in addition to any other available remedies  under this  Warrant or the  Placement  Agent  Agreement,  or otherwise available to such holder, the Company shall pay as additional damages in cash to such holder on each day after such tenth  (10th) day that such  delivery of such new Warrant is not timely effected in an amount equal to 0.25% of the product of
(A) the number of Preferred  Stock Warrant Shares  represented by the portion of this Warrant  which is not being  exercised and (B) the Closing Bid Price of the
Common Stock for the trading day  immediately  preceding  the last possible date which the Company could have issued such Warrant to the holder without violating this Section 2.

        Section 3.   COVENANTS  AS  TO  PREFERRED   STOCK.  The  Company  hereby
covenants  and agrees as follows:

               (a)   This  Warrant is, and any Warrants  issued in  substitution for or  replacement  of this Warrant will upon issuance be, duly  authorized and validly issued.

               (b)   All Preferred Stock Warrant Shares which may be issued upon the exercise of the rights  represented by this Warrant will, upon issuance,  be validly issued,  fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

               (c)   During the period  within which the rights  represented  by this Warrant may be exercised, the Company will at all times have authorized and reserved  at least  one  hundred  percent  (100%)  of the  number  of  shares of
Preferred  Stock  needed  to  provide  for  the  exercise  of  the  rights  then represented  by this  Warrant and the par value of said shares will at all times be less than or equal to the applicable  Warrant  Exercise Price. If at any time the  Company  does not have a  sufficient  number of shares of  Preferred  Stock authorized and available, then the Company shall call and hold a special meeting of its stockholders  within sixty (60) days of that time for the sole purpose of increasing the number of authorized shares of Preferred Stock.

               (d)   If at any time after the date hereof the Company shall file a registration  statement for the Preferred Stock, the Company shall include the
Preferred Stock Warrant Shares issuable to the holder,  pursuant to the terms of this Warrant and shall maintain the listing of the Company's  Common Stock;  and the Company  shall so list on each  national  securities  exchange or  automated quotation  system,  as the case may be, and shall  maintain such listing of, any other shares of capital stock of the Company  issuable upon the exercise of this

                                      A-5

Warrant if and so long as any  shares of the same class  shall be listed on such national securities exchange or automated quotation system.

               (e)   The  Company  will not,  by  amendment  of its  Articles of
Incorporation or through any reorganization,  transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the  observance or  performance of any of the terms to be observed  or  performed  by it  hereunder,  but will at all times in good  faith assist in the  carrying  out of all the  provisions  of this  Warrant and in the taking of all such action as may  reasonably  be requested by the holder of this
Warrant in order to protect the exercise privilege of the holder of this Warrant against dilution or other  impairment,  consistent with the tenor and purpose of this  Warrant.  The  Company  will not  increase  the par value of any shares of
Preferred  Stock  receivable upon the exercise of this Warrant above the Warrant
Exercise  Price  then in effect,  and (ii) will take all such  actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Preferred Stock upon the exercise of this
Warrant.

               (f)   This Warrant will be binding upon any entity  succeeding to the Company by merger,  consolidation or acquisition of all or substantially all of the Company's assets.

               (g)   The Preferred  Stock  Warrant  Shares and the shares of the
Company's Common Stock underlying the Preferred Stock Warrant Shares are subject to dilution PRO RATA with the Preferred  Stock of the sole  remaining  holder of
Preferred Stock, Homes for America Holdings, Inc., for shares of Preferred Stock issued under the Approved Stock Plan and any other  Preferred  Stock issued with the advance written consent of Cornell.

        Section 4.   TAXES. The Company shall pay any and all taxes,  except any applicable  withholding,  which may be payable  with respect to the issuance and delivery of Preferred Stock Warrant Shares upon exercise of this Warrant.

        Section 5.   WARRANT  HOLDER  NOT  DEEMED  A   STOCKHOLDER.   Except  as
otherwise  specifically  provided  herein,  no holder,  as such, of this Warrant shall be entitled to vote or receive dividends or be deemed the holder of shares of capital stock of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the holder hereof,  as such, any of the rights of a  stockholder  of the Company or any right to vote,  give or withhold consent to any corporate  action  (whether any  reorganization,  issue of stock, reclassification  of stock,  consolidation,  merger,  conveyance or  otherwise), receive  notice of  meetings,  receive  dividends  or  subscription  rights,  or otherwise,  prior to the issuance to the holder of this Warrant of the Preferred
Stock  Warrant  Shares which he or she is then  entitled to receive upon the due exercise of this Warrant.  In addition,  nothing contained in this Warrant shall be  construed  as  imposing  any  liabilities  on such  holder to  purchase  any securities  (upon  exercise of this Warrant or otherwise) or as a stockholder of the  Company,  whether  such  liabilities  are  asserted  by the  Company  or by creditors  of the  Company.  Notwithstanding  this  Section 5, the Company  will provide the holder of this  Warrant  with  copies of the same  notices and other
information   given   to   the   stockholders   of   the   Company    generally,
contemporaneously with the giving thereof to the stockholders.

                                      A-6

        Section 6.   REPRESENTATIONS OF HOLDER.  The holder of this Warrant,  by the  acceptance  hereof,  represents  that it is acquiring  this Warrant and the
Preferred  Stock Warrant Shares for its own account for investment  only and not with a view  towards,  or for resale in  connection  with,  the  public  sale or distribution  of this Warrant or the  Preferred  Stock  Warrant  Shares,  except pursuant to sales  registered or exempted  under the Securities  Act;  provided, however, that by making the representations herein, the holder does not agree to hold this Warrant or any of the Preferred  Stock Warrant  Shares for any minimum or other specific term and reserves the right to dispose of this Warrant and the
Preferred  Stock Warrant Shares at any time in accordance  with or pursuant to a registration  statement or an exemption  under the Securities Act. The holder of this Warrant further  represents,  by acceptance hereof,  that, as of this date, such  holder  is an  "accredited  investor"  as  such  term is  defined  in Rule
501(a)(1) of Regulation D promulgated by the Securities and Exchange  Commission under the  Securities  Act (an  "ACCREDITED  INVESTOR").  Upon  exercise of this
Warrant the holder shall, if requested by the Company,  confirm in writing, in a form  satisfactory  to the Company,  that the Preferred  Stock Warrant Shares so purchased  are being  acquired  solely for the holder's own account and not as a nominee  for  any  other  party,  for  investment,  and not  with a view  toward distribution or resale and that such holder is an Accredited  Investor.  If such holder  cannot  make  such  representations  because  they  would  be  factually incorrect,  it shall be a condition  to such  holder's  exercise of this Warrant that the Company  receive such other  representations  as the Company  considers reasonably  necessary to assure the Company that the issuance of its  securities upon  exercise of this  Warrant  shall not  violate  any United  States or state securities laws.

        Section 7.   OWNERSHIP AND TRANSFER.

               (a)   The  Company  shall  maintain  at its  principal  executive offices (or such other  office or agency of the Company as it may  designate  by notice to the holder hereof), a register for this Warrant,  in which the Company shall  record the name and address of the person in whose name this  Warrant has been issued, as well as the name and address of each transferee. The Company may treat the person in whose name any Warrant is  registered on the register as the owner and holder  thereof for all  purposes,  notwithstanding  any notice to the contrary,  but in all events  recognizing  any transfers made in accordance with the terms of this Warrant.

        Section 8.   ADJUSTMENT OF WARRANT  EXERCISE PRICE AND NUMBER OF SHARES.
The Warrant  Exercise Price and the number of shares of Preferred Stock issuable upon exercise of this Warrant shall be adjusted from time to time as follows:

               (a)   ADJUSTMENT OF WARRANT  EXERCISE  PRICE AND NUMBER OF SHARES
UPON ISSUANCE OF PREFERRED  STOCK. If and whenever on or after the Issuance Date of this  Warrant,  the Company  issues or sells,  or is deemed to have issued or sold, any shares of Preferred Stock (other than (i) Excluded Securities and (ii)
shares of Preferred  Stock which are issued or deemed to have been issued by the
Company in connection with an Approved Stock Plan or upon exercise or conversion of the Other  Securities) for a  consideration  per share less than a price (the
"APPLICABLE  PRICE") equal to the Warrant  Exercise Price in effect  immediately prior to such issuance or sale,  then  immediately  after such issue or sale the
Warrant  Exercise  Price then in effect  shall be reduced to an amount  equal to such  consideration per share. Upon each such adjustment of the Warrant Exercise
Price  hereunder,  the number of Preferred  Stock Warrant  Shares  issuable upon exercise of this Warrant shall be adjusted to the number of shares determined by

                                      A-7

multiplying  the  Warrant  Exercise  Price in effect  immediately  prior to such adjustment  by the  number of  Preferred  Stock  Warrant  Shares  issuable  upon exercise of this Warrant  immediately  prior to such adjustment and dividing the product thereof by the Warrant Exercise Price resulting from such adjustment.

               (b)   EFFECT ON WARRANT  EXERCISE  PRICE OF CERTAIN  EVENTS.  For
purposes of determining the adjusted  Warrant  Exercise Price under Section 8(a)
above, the following shall be applicable:

                     (i)    ISSUANCE OF OPTIONS.  If after the date hereof,  the
Company in any  manner  grants any  Options  and the lowest  price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon  conversion  or exchange of any  convertible  securities  issuable  upon exercise of any such Option is less than the Applicable  Price,  then such share of Common  Stock shall be deemed to be  outstanding  and to have been issued and sold by the Company at the time of the  granting or sale of such Option for such price per share.  For  purposes of this  Section  8(b)(i),  the lowest price per share for which one share of Common  Stock is  issuable  upon  exercise  of such
Options or upon conversion or exchange of such  Convertible  Securities shall be equal to the sum of the lowest  amounts of  consideration  (if any)  received or receivable by the Company with respect to any one share of Common Stock upon the granting or sale of the Option,  upon exercise of the Option or upon  conversion or exchange of any convertible  security  issuable upon exercise of such Option.
No further  adjustment  of the  Warrant  Exercise  Price  shall be made upon the actual issuance of such Common Stock or of such convertible  securities upon the exercise of such  Options or upon the actual  issuance of such Common Stock upon conversion or exchange of such convertible securities.

                     (ii)  ISSUANCE OF CONVERTIBLE  SECURITIES.  If the Company
in any manner issues or sells any  convertible  securities  and the lowest price per share for which one share of Common Stock is issuable upon the conversion or exchange  thereof is less than the Applicable  Price,  then such share of Common
Stock shall be deemed to be outstanding  and to have been issued and sold by the
Company at the time of the issuance or sale of such  convertible  securities for such price per share.  For the  purposes of this  Section  8(b)(ii),  the lowest price per share for  which  one  share of  Common  Stock is  issuable  upon such conversion  or  exchange  shall  be equal to the sum of the  lowest  amounts  of consideration (if any) received or receivable by the Company with respect to one share of Common Stock upon the issuance or sale of the convertible  security and upon conversion or exchange of such convertible  security. No further adjustment of the Warrant  Exercise  Price  shall be made upon the actual  issuance of such
Common Stock upon conversion or exchange of such convertible securities,  and if any such issue or sale of such  convertible  securities is made upon exercise of any Options for which  adjustment of the Warrant  Exercise Price had been or are to be made  pursuant  to other  provisions  of this  Section  8(b),  no  further adjustment of the Warrant  Exercise  Price shall be made by reason of such issue or sale.

                     (iii)  CHANGE IN OPTION PRICE OR RATE OF CONVERSION. If the
purchase price provided for in any Options,  the  additional  consideration,  if any,  payable  upon  the  issue,  conversion  or  exchange  of  any  convertible securities, or the rate at which any convertible securities are convertible into or exchangeable for Common Stock changes at any time, the Warrant Exercise Price

                                      A-8

in effect at the time of such change  shall be adjusted to the Warrant  Exercise
Price  which  would  have  been in  effect  at such  time  had such  Options  or convertible  securities  provided for such changed  purchase  price,  additional consideration  or  changed  conversion  rate,  as the case  may be,  at the time initially  granted,  issued or sold and the number of  Preferred  Stock  Warrant
Shares  issuable  upon  exercise  of  this  Warrant  shall  be   correspondingly
readjusted.  For purposes of this Section 8(b)(iii),  if the terms of any Option or  convertible  security that was  outstanding  as of the Issuance Date of this
Warrant  are  changed  in the  manner  described  in the  immediately  preceding sentence,  then such Option or convertible  security and the Common Stock deemed issuable upon exercise,  conversion or exchange  thereof shall be deemed to have been  issued  as of the date of such  change.  No  adjustment  pursuant  to this
Section 8(b) shall be made if such adjustment would result in an increase of the
Warrant Exercise Price then in effect.

               (c)    EFFECT ON WARRANT  EXERCISE PRICE OF CERTAIN  EVENTS.  For
purposes of determining the adjusted  Warrant Exercise Price under Sections 8(a)
and 8(b), the following shall be applicable:

                      (i)   CALCULATION OF CONSIDERATION RECEIVED. If any Common
Stock,  Options or  convertible  securities are issued or sold or deemed to have been  issued or sold for cash,  the  consideration  received  therefore  will be deemed to be the net amount  received  by the Company  therefore.  If any Common
Stock, Options or convertible  securities are issued or sold for a consideration other than cash, the amount of such  consideration  received by the Company will be the  fair  value  of such  consideration,  except  where  such  consideration consists of  marketable  securities,  in which case the amount of  consideration received by the Company will be the market price of such  securities on the date of  receipt of such  securities.  If any Common  Stock,  Options or  convertible securities  are issued to the owners of the  non-surviving  entity in connection with any merger in which the  Company  is the  surviving  entity,  the amount of consideration  therefore  will be deemed to be the fair value of such portion of the net assets and business of the  non-surviving  entity as is  attributable to such Common Stock,  Options or convertible  securities,  as the case may be. The fair value of any consideration other than cash or securities will be determined jointly  by the  Company  and the  holders  of  Warrants  representing  at least two-thirds (b) of the Preferred  Stock Warrant Shares  issuable upon exercise of the Warrants  then  outstanding.  If such parties are unable to reach  agreement within ten (10) days after the occurrence of an event  requiring  valuation (the
"VALUATION  EVENT"),  the fair value of such  consideration  will be  determined within five (5) Business Days after the tenth (10th) day following the Valuation
Event by an independent, reputable appraiser jointly selected by the Company and the holders of Warrants  representing  at least  two-thirds (b) of the Preferred
Stock Warrant  Shares  issuable upon exercise of the Warrants then  outstanding.
The  determination of such appraiser shall be final and binding upon all parties and the fees and  expenses  of such  appraiser  shall  be borne  jointly  by the
Company and the holders of Warrants.

                      (ii)  INTEGRATED  TRANSACTIONS.  In  case  any  Option  is issued in connection with the issue or sale of other  securities of the Company,
together   comprising   one   integrated   transaction   in  which  no  specific
consideration is allocated to such Options by the parties  thereto,  the Options will be deemed to have been issued for a consideration of $.01.

                                      A-9

                     (iii)  TREASURY  SHARES.  The  number  of  shares of Common
Stock  outstanding at any given time does not include shares owned or held by or for the account of the Company,  and the  disposition  of any shares so owned or held will be considered an issue or sale of Common Stock.

                     (iv)   RECORD  DATE.  If the Company  takes a record of the
holders  of Common  Stock for the  purpose  of  entitling  them (1) to receive a
dividend  or  other  distribution   payable  in  Common  Stock,  Options  or  in
convertible securities or (2) to subscribe for or purchase Common Stock, Options or convertible  securities,  then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold  upon  the  declaration  of such  dividend  or the  making  of  such  other distribution  or the  date of the  granting  of such  right of  subscription  or purchase, as the case may be.

               (d)    ADJUSTMENT OF WARRANT  EXERCISE PRICE UPON  SUBDIVISION OR
COMBINATION  OF  COMMON  STOCK.  If the  Company  at any time  after the date of issuance  of this  Warrant  subdivides  (by any  stock  split,  stock  dividend, recapitalization  or otherwise) one or more classes of its outstanding shares of
Common  Stock into a greater  number of shares,  any Warrant  Exercise  Price in effect immediately prior to such subdivision will be proportionately reduced and the number of shares of Common Stock  obtainable  upon  exercise of this Warrant will be proportionately  increased. If the Company at any time after the date of issuance  of this  Warrant  combines  (by  combination,  reverse  stock split or otherwise) one or more classes of its outstanding  shares of Common Stock into a smaller number of shares, any Warrant Exercise Price in effect immediately prior to such  combination  will  be  proportionately  increased  and  the  number  of
Preferred  Stock Warrant  Shares  issuable upon exercise of this Warrant will be proportionately  decreased.  Any adjustment under this Section 8(d) shall become effective at the close of business on the date the  subdivision  or  combination becomes effective.

               (e)    DISTRIBUTION  OF ASSETS.  If the Company  shall declare or make any dividend or other  distribution of its assets (or rights to acquire its assets)  to holders of Common  Stock,  by way of return of capital or  otherwise
(including,  without  limitation,  any  distribution  of  cash,  stock  or other
securities,   property   or   options   by  way  of  a   dividend,   spin   off,
reclassification,  corporate  rearrangement  or other  similar  transaction)  (a
"DISTRIBUTION"),  at any time after the issuance of this Warrant,  then, in each such case:

                      (i)   any  Warrant  Exercise  Price in effect  immediately
prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive the  Distribution  shall be reduced, effective as of the close of business on such record date, to a price determined by  multiplying  such  Warrant  Exercise  Price by a  fraction  of which (A) the numerator shall be the Closing Sale Price of the Common Stock on the trading day immediately  preceding such record date minus the value of the  Distribution (as determined in good faith by the Company's Board of Directors)  applicable to one share of Common Stock,  and (B) the denominator  shall be the Closing Sale Price of the Common Stock on the trading day  immediately  preceding such record date;
and

                      (ii)  either (A) the  number of  Preferred  Stock  Warrant
Shares  obtainable  upon exercise of this Warrant shall be increased to a number of shares equal to the number of shares of Common Stock  obtainable  immediately prior to the close of business on the record date fixed for the determination of

                                      A-10

holders of Common Stock entitled to receive the  Distribution  multiplied by the reciprocal of the fraction set forth in the immediately preceding clause (i), or
(B) in the event that the  Distribution  is of common  stock of a company  whose common stock is traded on a national securities exchange or a national automated quotation  system,  then the holder of this Warrant  shall receive an additional warrant to purchase Common Stock, the terms of which shall be identical to those of this Warrant,  except that such warrant shall be exercisable  into the amount of the  assets  that  would  have been  payable  to the  holder of this  Warrant pursuant to the Distribution  had the holder exercised this Warrant  immediately prior to such  record  date and with an  exercise  price  equal to the amount by which the  exercise  price of this  Warrant was  decreased  with  respect to the
Distribution pursuant to the terms of the immediately preceding clause (i).

               (f)    CERTAIN   EVENTS.   If  any  event   occurs  of  the  type
contemplated by the provisions of this Section 8 but not expressly  provided for by such  provisions  (including,  without  limitation,  the  granting  of  stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's Board of Directors will make an appropriate adjustment in the
Warrant  Exercise Price and the number of shares of Common Stock obtainable upon exercise  of this  Warrant  so as to protect  the  rights of the  holders of the
Warrants;  provided, except as set forth in section 8(d),that no such adjustment pursuant  to this  Section  8(f) will  increase  the Warrant  Exercise  Price or decrease the number of shares of Common Stock obtainable as otherwise determined pursuant to this Section 8.

               (g)    NOTICES.

                      (i)   Immediately  upon  any  adjustment  of  the  Warrant
Exercise  Price,  the Company will give written  notice thereof to the holder of
this  Warrant,   setting  forth  in  reasonable  detail,  and  certifying,   the
calculation of such adjustment.

                      (ii)  The Company will give  written  notice to the holder of this  Warrant at least ten (10) days  prior to the date on which the  Company closes  its  books  or  takes a  record  (A) with  respect  to any  dividend  or distribution  upon  the  Preferred  Stock,  (B)  with  respect  to any pro  rata subscription  offer to holders of Preferred Stock or (C) for determining  rights to vote with respect to any Organic  Change (as defined  below),  dissolution or liquidation,  provided that such  information  shall be made known to the public prior to or in conjunction with such notice being provided to such holder.

                      (iii) The  Company  will also give  written  notice to the holder of this  Warrant  at least  ten (10) days  prior to the date on which any
Organic Change,  dissolution or liquidation will take place,  provided that such information  shall be made known to the public prior to or in  conjunction  with such notice being provided to such holder.

        Section 9.    PURCHASE   RIGHTS;    REORGANIZATION,    RECLASSIFICATION,
CONSOLIDATION,  MERGER OR SALE.

               (a)    In  addition  to any  adjustments  pursuant  to  Section 8 above,  if at any  time  the  Company  grants,  issues  or  sells  any  Options,
Convertible  Securities  or rights to purchase  stock,  warrants,  securities or other  property pro rata to the record  holders of any class of Preferred  Stock

                                      A-11

(the  "PURCHASE  RIGHTS"),  then the holder of this  Warrant will be entitled to acquire,  upon the terms  applicable  to such  Purchase  Rights,  the  aggregate
Purchase  Rights which such holder  could have  acquired if such holder had held the number of shares of Preferred  Stock  acquirable  upon complete  exercise of this  Warrant  immediately  before  the date on which a record  is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Preferred  Stock are to be determined for the grant, issue or sale of such Purchase Rights.

                (b)   Any  recapitalization,  reorganization,  reclassification, consolidation,  merger, sale of all or substantially all of the Company's assets to another Person or other  transaction in each case which is effected in such a way that holders of Preferred Stock are entitled to receive (either  directly or upon subsequent  liquidation) stock,  securities or assets with respect to or in exchange for Preferred Stock is referred to herein as an "ORGANIC CHANGE." Prior to the consummation of any (i) sale of all or substantially all of the Company's assets to an acquiring  Person or (ii) other Organic Change  following which the
Company is not a  surviving  entity,  the  Company  will  secure from the Person purchasing  such assets or the successor  resulting from such Organic Change (in each case,  the "ACQUIRING  ENTITY") a written  agreement (in form and substance satisfactory to the holders of Warrants  representing at least  two-thirds (iii)
of the  Preferred  Stock Warrant  Shares  issuable upon exercise of the Warrants then  outstanding)  to deliver to each holder of  Warrants in exchange  for such
Warrants,  a security of the Acquiring Entity evidenced by a written  instrument substantially  similar in form and substance to this Warrant and satisfactory to the holders of the Warrants  (including an adjusted warrant exercise price equal
to  the  value  for  the  Preferred   Stock  reflected  by  the  terms  of  such
consolidation,  merger or sale, and exercisable  for a  corresponding  number of shares of  Preferred  Stock  acquirable  and  receivable  upon  exercise  of the
Warrants  without  regard  to any  limitations  on  exercise,  if the  value  so reflected is less than any Applicable  Warrant Exercise Price  immediately prior to such  consolidation,  merger or sale). Prior to the consummation of any other
Organic  Change,  the  Company  shall make  appropriate  provision  (in form and substance satisfactory to the holders of Warrants representing a majority of the
Preferred  Stock  Warrant  Shares  issuable  upon  exercise of the Warrants then outstanding)  to insure that each of the holders of the Warrants will thereafter have the right to acquire  and receive in lieu of or in addition to (as the case may be) the Preferred Stock Warrant Shares immediately  theretofore issuable and receivable  upon the exercise of such holder's  Warrants  (without regard to any limitations on exercise),  such shares of stock, securities or assets that would have been  issued or  payable  in such  Organic  Change  with  respect  to or in exchange for the number of Preferred  Stock Warrant Shares which would have been issuable and  receivable  upon the exercise of such  holder's  Warrant as of the date of such Organic  Change  (without  taking into account any  limitations  or restrictions on the exercisability of this Warrant).

        Section 10.   LOST,  STOLEN,  MUTILATED  OR DESTROYED  WARRANT.  If this
Warrant is lost, stolen,  mutilated or destroyed, the Company shall promptly, on receipt  of an  indemnification  undertaking  (or,  in the  case of a  mutilated
Warrant,  the Warrant),  issue a new Warrant of like  denomination  and tenor as this Warrant so lost, stolen, mutilated or destroyed.

        Section 11.   NOTICE.   Any   notices,   consents,   waivers   or  other
communications required or permitted to be given under the terms of this Warrant must be in writing and will be deemed to have been delivered:  (i) upon receipt, when delivered  personally;  (ii) upon receipt, when sent by facsimile (provided

                                      A-12

confirmation  of  receipt is  received  by the  sending  party  transmission  is mechanically or electronically generated and kept on file by the sending party);
or (iii) one Business Day after deposit with a nationally  recognized  overnight delivery  service,  in each case properly  addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to Cornell:                 Cornell Capital Partners, LP
                               101 Hudson Street - Suite 3700
                               Jersey City, NJ  07302
                               Attention:     Mark A. Angelo
                               Telephone:     (201) 985-8300
                               Facsimile:     (201) 985-8266

With Copy to:                  Troy Rillo, Esq.
                               101 Hudson Street - Suite 3700
                               Jersey City, NJ 07302
                               Telephone:     (201) 985-8300
                               Facsimile:     (201) 985-8266

If to the Company, to:         Enclaves Group, Inc.
                               45 Knollwood Road, Fifth Floor
                               Elmsford, New York 10701
                               Attention:     Daniel G. Hayes
                               Telephone:     (914) 592-2100
                               Facsimile:     (914) 592-2105

With a copy to:                Olshan Grundman Frome Rosenzweig & Wolosky LLP
                               Park Avenue Tower
                               65 East 55th Street
                               New York, NY 10022
                               Attention:     Robert H. Friedman, Esq.
                               Telephone:     (212) 451-2220
                               Facsimile:     (212) 451-2222

If to a holder of this Warrant,  to it at the address and  facsimile  number set forth on EXHIBIT C hereto,  with copies to such holder's  representatives as set forth on EXHIBIT C, or at such other address and facsimile as shall be delivered to the Company upon the issuance or transfer of this  Warrant.  Each party shall provide  five days'  prior  written  notice to the other  party of any change in address or facsimile  number.  Written  confirmation of receipt (A) given by the recipient of such notice, consent, facsimile, waiver or other communication, (or
(B) provided by a nationally  recognized  overnight  delivery  service  shall be rebuttable evidence of personal service,  receipt by facsimile or receipt from a nationally  recognized overnight delivery service in accordance with clause (i),
(ii) or (iii) above, respectively.

        Section 12.   DATE.  The  date of this  Warrant  is set  forth on page 1 hereof. This Warrant, in all events, shall be wholly void and of no effect after the close of business on the Expiration Date,  except that  notwithstanding  any

                                      A-13

other provisions  hereof,  the provisions of Section 8(b) shall continue in full force and effect after such date as to any  Preferred  Stock  Warrant  Shares or other securities issued upon the exercise of this Warrant.

        Section 13.   AMENDMENT AND WAIVER. Except as otherwise provided herein, the  provisions  of the  Warrants  may be amended  and the  Company may take any action  herein  prohibited,  or omit to perform  any act herein  required  to be performed  by it, only if the Company has  obtained  the written  consent of the holders of Warrants  representing  at least  two-thirds of the  Preferred  Stock
Warrant Shares issuable upon exercise of the Warrants then outstanding; provided that,  except for Section 8(d), no such action may increase the Warrant Exercise
Price or  decrease  the  number  of  shares  or class of stock  obtainable  upon exercise  of any  Warrant  without  the  written  consent  of the holder of such
Warrant.

        Section 14    DESCRIPTIVE  HEADINGS;   GOVERNING  LAW.  The  descriptive
headings of the several sections and paragraphs of this Warrant are inserted for convenience  only and do not  constitute a part of this  Warrant.  The corporate laws of the State of Nevada  shall  govern all issues  concerning  the  relative rights of the Company and its stockholders.  All other questions  concerning the construction,  validity,  enforcement and interpretation of this Agreement shall be governed by the  internal  laws of the State of New  Jersey,  without  giving effect to any choice of law or conflict of law provision or rule (whether of the
State of New Jersey or any other jurisdictions) that would cause the application of the laws of any jurisdictions  other than the State of New Jersey. Each party hereby  irrevocably  submits  to the  exclusive  jurisdiction  of the  state and federal courts sitting in Hudson County and the United States District Court for
the District of New Jersey,  for the adjudication of any dispute hereunder or in connection herewith or therewith, or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding,  any claim that it is not personally  subject to the jurisdiction of any such court,  that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby  irrevocably waives personal service of process and consents  to process  being  served in any such suit,  action or  proceeding  by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

        Section 15.   WAIVER OF JURY TRIAL.  AS A MATERIAL  INDUCEMENT  FOR EACH
PARTY HERETO TO ENTER INTO THIS  WARRANT,  THE PARTIES  HERETO  HEREBY WAIVE ANY
RIGHT  TO  TRIAL  BY JURY IN ANY  LEGAL  PROCEEDING  RELATED  IN ANY WAY TO THIS
WARRANT  AND/OR  ANY  AND  ALL OF  THE  OTHER  DOCUMENTS  ASSOCIATED  WITH  THIS
TRANSACTION.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed as of the date first set forth above.

                                     ENCLAVES GROUP, INC.

                                     By:   /s/ Daniel G. Hayes
                                           ----------------------
                                     Name:    Daniel G. Hayes
                                     Title:   President & CEO

                                      A-14

                              EXHIBIT A TO WARRANT
                              --------------------

                                 EXERCISE NOTICE
                                 ---------------

                                 TO BE EXECUTED
                BY THE REGISTERED HOLDER TO EXERCISE THIS WARRANT

                              ENCLAVES GROUP, INC.

         The  undersigned   holder  hereby   exercises  the  right  to  purchase
______________  of the  shares of  Preferred  Stock  ("PREFERRED  STOCK  WARRANT
SHARES")  of Enclaves  Group,  Inc.,  a Delaware  corporation  (the  "COMPANY"), evidenced by the attached Warrant (the "WARRANT"). Capitalized terms used herein and not otherwise  defined shall have the  respective  meanings set forth in the
Warrant.

         1. FORM OF WARRANT  EXERCISE PRICE.  The Holder intends that payment of the  Warrant  Exercise  Price  shall be made on a Cash  Basis  with  respect  to
______________ Preferred Stock Warrant Shares.

         2. PAYMENT OF WARRANT  EXERCISE PRICE.  The holder shall pay the sum of
$______________ to the Company in accordance with the terms of the Warrant.

         3.  DELIVERY OF  PREFERRED  STOCK  WARRANT  SHARES.  The Company  shall deliver to the holder  _________  Preferred  Stock Warrant  Shares in accordance with the terms of the Warrant.

Date: _______________ __, ______

Name of Registered Holder

By:_________________________________________
Name:_______________________________________
Title:______________________________________

                                      A-15

                              EXHIBIT B TO WARRANT
                              --------------------

                              FORM OF WARRANT POWER
                              ---------------------

         FOR VALUE RECEIVED,  the undersigned does hereby assign and transfer to
________________,  Federal Identification No. __________,  a warrant to purchase
____________  shares of the capital  stock of Enclaves  Group,  Inc., a Delaware corporation,  represented by warrant certificate no. _____, standing in the name of the undersigned on the books of said corporation. The undersigned does hereby irrevocably  constitute  and appoint  ______________,  attorney to transfer  the warrants of said corporation, with full power of substitution in the premises.

Dated:__________________________________       _________________________________

                                               By:______________________________
                                               Name:____________________________
                                               Title:___________________________

                                      B-1